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                                                                      EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-3 (No. 33-27814) and Form S-8 (Nos. 2-87392, 33-23306, 33-35928, 33-53454, 33-55257, 33-56269, and 33-65467) of
Union Planters Corporation of our report dated January 18, 1996 appearing on page 33 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.






/s/PRICE WATERHOUSE LLP
Memphis, Tennessee
March 18, 1996